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                                                                Exhibit No. 24
                              GRANT THORNTON LLP
                      1000 Wilshire Boulevard, Suite 700
                      Los Angeles, California  90017-2464
                                213-627-1717

                                 May 7, 1996



Board of Directors
Gallery Rodeo International
421 North Rodeo Drive
Beverly Hills, California 90210

    RE:  Consent to Use of Opinion in 1995 Form 10-KSB

Dear Sirs:

    Please let this letter serve as our consent to the use of our opinion letter, dated March 18, 1996, as an exhibit in the Company's 1995 Form 10-KSB.


Sincerely,


/s/Grant Thornton LLP
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